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                                                                   Exhibit 99.1



THIS SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT CONTAINS A LIMITED POWER OF ATTORNEY WHICH APPOINTS PEAR TREE PARTNERS, L.P. AS ATTORNEY-IN-FACT FOR EACH INVESTOR WHO SUBSCRIBES FOR UNITS (AS DEFINED HEREIN) PURSUANT TO WHICH SUCH ATTORNEY-IN-FACT IS AUTHORIZED TO EXECUTE AND DELIVER SUCH DOCUMENTS, AGREEMENTS AND INSTRUMENTS AS MAY BE NECESSARY OR APPROPRIATE TO GIVE EFFECT TO THE SUBORDINATION OF THE NOTES (AS DEFINED HEREIN) TO THE SENIOR OBLIGATIONS (AS DEFINED IN THE FORM OF NOTE ATTACHED AS EXHIBIT A HERETO).




                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT

     THIS SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 20th day of September, 2002, by and between Inverness Medical Innovations, Inc. (the "Company"), a corporation organized under the laws of the state of Delaware, with its principal offices at 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, the investors whose names and addresses are set forth on the signature pages hereto (the "Investors") and, solely for purposes of Sections 5.9 and 8 hereof, Pear Tree Partners, L.P., a limited partnership organized under the laws at the state of Delaware, with its principal offices at Lincoln North, Lincoln, Massachusetts 01773.

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Investors agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE UNITS AND THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 500 units (the "Units") each consisting of (i) $50,000 in original principal amount of its Subordinated Promissory Notes, each in the form of EXHIBIT A attached hereto (the "Notes"), and (ii) original rights to purchase 400 shares of its Common Stock (as defined in Section 4.2) under the terms and conditions of its Warrants, each in the form of EXHIBIT B attached hereto (the "Warrants"; together with the Notes, the "Securities").

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE UNITS AND THE SECURITIES. At the Closing (as defined in Section 3), the Company will sell to each Investor a Note and a Warrant together representing the number of Units (which number shall not be less than two, unless waived by U.S. Boston Capital Corporation (the "Placement Agent")) set forth on the signature page to this Agreement executed by such Investor and accepted by the Company, and each such Investor will purchase such Securities representing such Units from the Company, upon the terms and conditions hereinafter set forth, at the purchase price of $50,000 per Unit and for the aggregate purchase price set forth on such Investor's signature page hereto. The obligations of each Investor under this Agreement, and all representations, warranties and covenants made by such Investor herein, shall be several and not joint.

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SECTION 3. CLOSING; DELIVERY OF SECURITIES.

     3.1 CLOSING. The closing of the purchase and sale of the Securities (the "Closing") shall occur on September 16, 2002, or such later date selected by the Company and agreed to by the Placement Agent, but in any event no later than October 31, 2002 (the "Closing Date").

     3.2 DELIVERY OF THE SECURITIES AT THE CLOSING. At the Closing, the Company will issue to each Investor a Note and a Warrant, each registered in the name of such Investor, or in such nominee name(s) as designated by such Investor in writing, representing the Securities being purchased by such Investor. The name(s) in which the Securities are to be registered are set forth in the Investor Questionnaire delivered with this Agreement. The Company's obligation to complete the purchase and sale of the Securities being purchased hereunder and deliver such Securities to the Investors at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased at the Closing; (b) delivery by or on behalf of each Investor of an executed signature page (signed by or on behalf of such Investor) to the Subordination Agreement (as defined in Section 5.9 hereof) in form satisfactory to the Company's senior lender or lenders (the "Senior Lender"), any other holder of Senior Obligations (as defined in the form of
Note) on or prior to the Closing Date and the Company, providing for the joinder by such investor as a party thereto; (c) if required, receipt by the Company of a consent from the Senior Lender to the transactions contemplated hereby, such consent to be in form and substance satisfactory to the Company; and (d) the accuracy in all material respects of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to or at the Closing. The obligation of the Investors to accept delivery of and pay for such Securities at the Closing shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to or at the Closing.

     3.3 COMPANY ACCEPTANCE. The Company may accept or reject any subscription set forth on the signature page hereto by a prospective investor. As described in SCHEDULE 4.3 hereto, certain holders of other securities of the Company may have participation rights in the placement of the Units described in the Confidential Memorandum. In the event any such holder elects to purchase Units in accordance with such holder's rights, if any, or there is otherwise an oversubscription for Units, the Company may allocate subscriptions for Units among such holders of other securities of the Company as described in the Confidential Memorandum. The Company will not be required to allocate among holders of other securities and prospective investors on a pro rata basis in the event of an oversubscription.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investors as follows:

     4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and the Company is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect, as defined in Section 4.4.

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     4.2 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock"), 2,065,407 of which have been designated as Series A Convertible Preferred Stock. SCHEDULE 4.2 hereto sets forth the number of shares of Preferred Stock, Common Stock and all subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding on the date referred to in such schedule. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth on SCHEDULE 4.2 hereto, there are no outstanding registration rights with respect to the outstanding capital stock of the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company to which the Company, or, to the Company's knowledge, any holder of five percent or more of the outstanding capital stock of such entity, is a party.

     4.3 ISSUANCE, SALE AND DELIVERY OF THE SECURITIES. The Securities being purchased hereunder and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and which may be issuable, at the Company's election, pursuant to the Notes (the "Note Shares") have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. Except as disclosed on SCHEDULE 4.3, no preemptive rights or other rights of any stockholder of the Company or other person to subscribe for or purchase exist with respect to the issuance and sale of the Securities or the Warrant Shares or, if applicable, the Note Shares by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities or the issuance of the Warrant Shares as contemplated herein. Assuming the accuracy of the representations and warranties made by the Investors herein, the Company's issuance of the Securities and the Warrant Shares, and if applicable, the Note Shares shall be in compliance with all applicable federal and state securities laws. The Company will at all times hereafter reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, such shares of Common Stock as from time to time shall be issuable with respect thereto.

     4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not violate any provision of the organizational documents of the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each

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


case which individually or in the aggregate would have a material adverse effect on the condition (financial or otherwise), properties, business, or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or any other third party is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with all federal and state securities laws applicable to the offering and sale of the Securities and the issuance of the Warrant Shares or, if applicable, the Note Shares. Upon its execution and delivery, and assuming the valid execution thereof by the Investors, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.5 GOOD STANDING OF SUBSIDIARIES. Each of the Company's subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as conducted and as proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is duly paid and nonassessable and is owned by the Company only free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except for any pledge for the benefit of the Company's (or its subsidiaries') senior lenders; and none of the outstanding shares of capital stock of each such subsidiary was issued in violation of any preemptive or similar rights of any third party.

     4.6 NO DEFAULTS. The Company is not in violation of or default under any provision of its Certificate of Incorporation or Bylaws, each as amended. The Company, and to the best of the Company's knowledge, each other party thereto, is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties are bound (each, a "Commitment"); and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company, and to the best of the Company's knowledge, on the part of each other party thereto, except for such breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect. The Company filed with the Securities and Exchange Commission (the "Commission") all Commitments required to be filed with its Annual Report on Form 10-K for the year ended December 31, 2001 pursuant to Item 601 of Regulation S-K promulgated under the Securities Act of 1933, as amended.


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

     4.7 NO ACTIONS. Except as disclosed in the Information Documents (as defined in Section 4.14) or in SCHEDULE 4.7, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be subject (except for actions, suits or proceedings which individually or in the aggregate would not be reasonably expected to have a Material Adverse Effect) and no material labor disturbance by the employees of the Company or any of its subsidiaries exists, or, to the best of the Company's knowledge, is imminent. Except as disclosed in SCHEDULE 4.7, neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which is material to the Company or its business taken as a whole.

     4.8 PROPERTIES. The Company and each of its subsidiaries has, as of the applicable dates referred to therein, good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Information Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, (ii) those disclosed on SCHEDULE 4.8 , or (iii) those which are not material in amount and do not adversely affect the use made and currently proposed to be made of such property by the Company or such subsidiary. The Company and its subsidiaries hold their leased properties under valid and binding leases except where the failure to so hold would not have a Material Adverse Effect. The Company and its subsidiaries own or lease all such properties as are material to the conduct of the Company and its subsidiaries' business taken as a whole as presently conducted.

     4.9 NO MATERIAL CHANGE. Since March 31, 2002 and except for the transactions described on SCHEDULE 4.9 or described in the Information Documents (as defined in Section 4.14 below), (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect or contingent, or entered into any material agreement or other transaction which is not in the ordinary course of business; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company and each of its subsidiaries is not in default in the payment of principal or interest on any outstanding debt obligations, if any; (iv) there has not been any material change in the capital stock of the Company or any of its subsidiaries other than the sale of the Securities hereunder; and (v) there has not been a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company or any of its subsidiaries.

     4.10 INTELLECTUAL PROPERTY.

          (a) The Company and its subsidiaries own or have the right to use all Intellectual Property Rights (as defined below) used by the Company and its subsidiaries for the conduct of their respective businesses, which Intellectual Property Rights are the only Intellectual Property Rights necessary or required for the conduct of their respective businesses.

          (b) Neither the Company nor any of its subsidiaries is in default of any obligation to pay any material royalties or other amounts to other persons by reason of the ownership or use of any Intellectual Property Rights by the Company and its subsidiaries for the conduct of their respective businesses.

          (c) To the best of the Company's knowledge, no Intellectual Property Right owned by the Company or any of its subsidiaries violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another. To the best of the Company's knowledge, no Intellectual Property Right, product or service marketed, sold or licensed (as licensor or as licensee) by the Company or any of its subsidiaries, violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another, nor has the Company or any of its subsidiaries received any notice that any of the Intellectual Property Rights used by the Company or any of its subsidiaries for the conduct of their respective businesses, conflicts or will conflict with the rights of others.

          (d) Except as disclosed in the Information Documents or in SCHEDULE 4.10, there are no claims pending or, to the best of the Company's knowledge, threatened with respect to any Intellectual Property Rights necessary or required for the conduct of the Company and its subsidiaries' businesses taken as a whole, except any such claim as would not have a Material Adverse Effect, nor, to the best of the Company's knowledge, does there exist any basis therefor.

As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, know-how, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other intellectual property rights which are material to the conduct of the Company's and its subsidiaries' businesses taken as a whole.

     4.11 COMPLIANCE. The Company has not been advised, or has no reason to believe, that the Company or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

     4.12 USE OF PROCEEDS. The Company intends to use the proceeds obtained from the sale of the Securities hereunder for general corporate purposes including to fund working capital and one or more acquisitions including the acquisition of Wampole Laboratories disclosed by the Company .

     4.13 REPORTING COMPANY; LISTED SECURITIES. The Company has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since it became a public company on November 21, 2001. The Company's Common Stock is listed on the American Stock Exchange ("AMEX"). As of the Closing Date, the Company meets all the requirements for continued listing on AMEX, and to the best of the Company's knowledge, there is no stop order suspending the trading of the Common Stock on AMEX or any information which would result in the Common Stock being delisted from AMEX.


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     4.14 ADDITIONAL INFORMATION. The Company has made available to the
Investors a Confidential Memorandum dated August 13, 2002, a true and complete copy of its Annual Report on Form 10-K for the year-ended December 31, 2001, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, its current Report(s) on Form 8-K (or amendments thereto) for events dated December 20, 2001, March 19, 2002, April 11, 2002, May 28, 2002, June 28, 2002, July 29, 2002
and August 7, 2002 and its definitive proxy statement dated April 29, 2002, as filed with the Securities and Exchange Commission (the "Commission") (collectively, the "Information Documents"). As of their respective dates, the Information Documents and any forms, reports and other documents filed by the Company with the Commission pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, during the period commencing on the date of this Agreement and ending on the last date on which the Company is required to maintain the effectiveness of any Registration Statement (as defined in Section 7 hereof) covering any Registrable Shares held by any Investors, complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained, and none of such other forms, reports or other documents will contain at the time they are filed, any untrue statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company (if any) included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. Notwithstanding the foregoing, the Company announced on July 29, 2002 (which announcement is included in the Current Report on Form 8-K, event date July 29,
2002) that certain of its financial results reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 were to be restated in connection with an adjustment to the purchase accounting utilized to account for the Company's acquisition of Unipath, a division of Unilever plc in December 2001 and all representations included in this section 4.14 are qualified by such disclosure by the Company.

     4.15 LEGAL OPINION. At the Closing, the Company will cause Goodwin Procter LLP, counsel to the Company, to deliver to the Investors a legal opinion as to the matters substantially in the form set forth in EXHIBIT C hereto.

     4.16 CERTIFICATE. At the Closing, the Company will deliver to the Investors a certificate executed by the Chief Executive Officer or President of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Investors, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the Closing Date, and the Company has complied in all material respects with all


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the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS.

     5.1 Each Investor, severally and not jointly represents and warrants to, and covenants with, the Company that: (i) such Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision such as that involved in the purchase of the Securities and has requested, received, reviewed and understood all information it deems relevant in making an informed decision to purchase the Securities, including, without limitation, the information contained in the Information Documents; (ii) such Investor acknowledges that the offering of the Securities pursuant to this Agreement is being made without registration under the Securities Act and applicable state securities laws and has not been reviewed by the Commission or any state regulatory authority; (iii) such Investor is acquiring the Securities set forth on its signature page hereto for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iv) such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, the rules and regulations thereunder and any applicable state securities or blue sky laws; (v) such Investor has completed or caused to be completed the Securities Questionnaire, attached hereto as APPENDIX I, and the answers thereto are true and correct as of the date hereof; (vi) such Investor has, in connection with its decision to purchase the number of Securities set forth on its signature page, not relied upon any representations or other information (whether oral or written) other than as set forth in the Information Documents and the representations and warranties of the Company contained herein; and (vii) such Investor has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to the full satisfaction of such Investor.

     5.2 Each Investor hereby covenants with the Company not to make any sale of the Registrable Shares (as hereinafter defined) without satisfying the prospectus delivery requirements under the Securities Act, if any.

     5.3 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) if such Investor is an entity, such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (iii) the execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated by this Agreement will not (A) if such Investor is an entity, violate any provision of the organizational documents of such Investor or (B) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which such Investor is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to such Investor, (iv) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of such Investor for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Investor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (vi) there is not in effect any order enjoining or restraining such Investor from entering into or engaging in any of the transactions contemplated by this Agreement.

     5.4 Each Investor recognizes that an investment in the Securities and the Warrant Shares and, if applicable, the Note Shares is speculative and involves a high degree of risk, including a risk of total loss of such Investor's investment.

     5.5 All of the information provided to the Company or its agents or representatives by such Investor concerning such Investor's suitability to invest in the Company and the representations and warranties of such Investor contained herein, are complete, true and correct as of the date hereof. Such Investor understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws.

     5.6 The address set forth on the Investor's signature page hereto is the Investor's true and correct domicile.

     5.7 Each Investor covenants to provide the Company an updated, accurate and complete plan of distribution at all times during which the Company is required to keep in effect any Registration Statement covering any Registrable Shares held by such Investors.

     5.8 Each Investor understands and agrees that each Note, each Warrant and each certificate or other document evidencing any of the Securities or any Warrant Shares, or if applicable, Note Shares shall be endorsed with a legend in substantially the form set forth below as well as any other legends required by applicable law, and such Investor covenants that such Investor shall not transfer any Note, any Warrant or any shares of Common Stock represented by any such certificate or other document without complying with the restrictions on transfer described in the legends endorsed on such certificate:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION

          REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

          [FOR THE NOTES ONLY] THIS SUBORDINATED PROMISSORY NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID"). THE TREASURER OF THE BORROWER, WHO CAN BE REACHED AT THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 10 HEREOF, TEL. NO. (781) 647-3900, WILL MAKE AVAILABLE TO THE HOLDER, HEREOF, UPON REQUEST THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY.

     5.9 SUBORDINATION. (a) Each Investor understands and agrees that the rights and obligations of the Company and such Investor under such Investor's Note are subject to the provisions of the Subordination Agreement (as defined below), as more fully described in Section 3(i) of the form of Note attached hereto as EXHIBIT A, and that each Note shall be endorsed with a legend substantially to such effect. Each Investor understands that, among other things, the Subordination Agreement generally prohibits cash payments by the Company in respect of such Investor's Note until certain senior indebtedness of the Company is paid in full, provided that quarterly payments of interest in cash may be made on the Notes so long as no default or event of default exists under the terms of the applicable Senior Obligation (as defined in the Note). As used herein, the term "Subordination Agreement" shall mean one or more subordination and/or intercreditor agreements entered or to be entered into by and among the Company, one or more of its Senior Lenders, one or more holders of Senior Obligations (as defined in the form of Note) and certain other parties, as amended, varied, supplemented, restated or novated from time to time, and as joined in by the Investors as parties thereto. In the event that the Company incurs Senior Obligations (as such term is defined in the Notes) to a party not entitled to the benefit of the Subordination Agreement, each Investor will, upon the Company's written request, enter into a subordination agreement with such party containing terms and conditions no more restrictive than those set forth in the Subordination Agreement.

          (b) Each Investor hereby constitutes and appoints Pear Tree Partners, L.P. as the undersigned's true and lawful Attorney-in-Fact and agent (the "Attorney-in-Fact"), with full power and authority of substitution and resubstitution, to: (i)(A) execute and deliver any Subordination Agreement to be entered into with a holder of a Senior Obligation on or prior to the Closing Date, and (B) agree to and accept the Note(s) and Warrant(s) issuable to such Investor on such Investor's behalf and to execute and deliver the same to give effect to such agreement and acceptance; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to execute and deliver such Subordination Agreement or to give effect to the subordination of the Notes to the Senior Obligations; and (iii) take any other action of any type whatsoever which, in the opinion of such Attorney-in-Fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve, execute and deliver. The undersigned hereby grants to such Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, proper or desirable to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such Attorney-in-Fact, or each such Attorney-in-Fact's substitute or substitutes (any such substitute also being referred to herein as an "Attorney-in-Fact"), shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned agrees that the Attorney-in-Fact shall not be liable for any error of judgment or for any act done or omitted to be done or for any mistake of fact or law except for the Attorney-in-Fact's own bad faith. Without limiting the generality of the foregoing, each Investor agrees to indemnify such Attorney-in-Fact in its capacity as such from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Attorney-in-Fact in its capacity as such, in any way relating to or arising out of this Power of Attorney, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Attorney-in-Fact, PROVIDED, HOWEVER, that such Investor shall not be liable to such Attorney-in-Fact for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Attorney-in-Fact's own bad faith. Notwithstanding anything to the contrary set forth herein, this Power of Attorney shall be irrevocable but shall terminate on the earlier of (a) the date on which the Investors execute and deliver the Subordination Agreement and (b) the date on which all obligations under the Notes have been indefeasibly paid in full.

          (c) Each Investor acknowledges that certain relationships exist among the Attorney-in-Fact, the Placement Agent, the principals of the Attorney in Fact and the Placement Agent and the Company, all as more fully described in the Confidential Memorandum, a copy of which has been furnished to such Investor.

SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein and in any certificates or documents delivered pursuant hereto or in connection therewith shall survive following the delivery to the Investors of the Securities being purchased and the payment therefor.

SECTION 7. REGISTRATION OF COMMON STOCK.

     7.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

          (a) following the Closing Date, prepare and file with the SEC one or more registration statements relating to the resale pursuant to Rule 415 under the Securities Act of the Registrable Shares (as defined below) by the Investors from time to time on AMEX or the facilities of any other national securities exchange or automated quotation system on which the Common Stock is then traded or in privately-negotiated transactions, and specifically excluding underwritten offerings. "Registrable Shares" shall mean (i) the Warrant Shares and, if applicable any shares issued under the Notes, (ii) any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

          (b) subject to receipt of necessary information from the Investors,
     (i) in the case of the Note Shares, cause a Registration Statement (as defined in Section 7.3 below) to be declared effective by the Commission on or prior to the date on which the Note Shares are issued by the Company and
     (ii) in the case of the Warrant Shares, use its best efforts to cause a Registration Statement to be declared effective by the Commission on or prior to the six month anniversary of the Closing hereunder.

          (c) promptly and in good faith respond to all of the Commission's comments on each Registration Statement, and within two (2) business days of receipt of an indication from the Commission that it has no further comments, request acceleration of the effectiveness of the registration at the earliest practicable time;

          (d) prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectuses used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier of (i) the date on which the Investors may sell all the Registrable Shares covered by such Registration Statement that are then held by the Investors in accordance with paragraph
     (k) of Rule 144 under the Securities Act ("Rule 144"), or (ii) such time as all the Registrable Shares covered by such Registration Statement have been sold pursuant to a registration statement;

          (e) so long as a Registration Statement is effective covering the resale of Registrable Shares owned by the Investors, furnish to the Investors such number of copies of prospectuses and such other documents as the Investors may reasonably request in order to facilitate the public sale or other disposition of all or any of such Registrable Shares by the Investors;

          (f) file documents required of the Company for blue sky clearance in states specified in writing by the Investors; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not so qualified or has not so consented; and

          (g) bear all expenses in connection with the procedures in paragraphs
     (a) through (f) of this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statements, and reasonable legal fees and expenses, if any, of one (1) counsel to all of the Investors whose shares are registered, and except for any underwriting discounts, brokerage fees and commissions incurred by the Investors, if any.

     7.2 ADDITIONAL OBLIGATIONS OF THE PARTIES.

          (a) With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of
     (A) such date as all of the

     Investors' Registrable Shares may be resold pursuant to paragraph (k) of Rule 144 or any other rule of similar effect or (B) such date as all of the Investors' Registrable Shares shall have been resold and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act.

          (b) If the Company has delivered preliminary or final prospectuses to the Investors who own Registrable Shares included in any Registration Statement (each a "Selling Investor") and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Investors and, if requested, the Selling Investors shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Selling Investors with revised prospectuses and, following receipt of the revised prospectuses, the Selling Investors shall be free to resume making offers of the Registrable Shares.

          (c) In the event that, in the good faith judgment of the Company after consultation with the Company's outside legal counsel, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all investors to such effect, and, upon receipt of such notice, each such Selling Investor shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Investor has received copies of a supplemented or amended prospectus or until such Selling Investor is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Each Investor acknowledges and agrees that the existence, content and receipt of any such notice may constitute material non-public information and such Investor agrees to keep the existence, content and receipt of any such notice confidential. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 7.2(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

          (d) Each Investor including Registrable Shares in any Registration Statement shall furnish to the Company such information regarding such Investor as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     7.3 INDEMNIFICATION. For the purpose of this Section 7.3:

               (i) the term "Investors" shall include the Investors and any affiliate of the Investors; and

               (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to any Registration Statement referred to in Section 7.1.

          (a) In the event of any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless each of the Selling Investors with respect thereto and each person, if any, who controls any such Selling Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Selling Investor or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement covering any Registrable Shares, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (a "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in such Registration Statement, Prospectus or any amendment or supplement thereto or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Selling Investors and each such controlling person for any legal and other expenses reasonably incurred, as such expenses are reasonably incurred, by the Selling Investors or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon
     (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Selling Investor expressly for use therein, or (ii) the failure of a Selling Investor to comply with Section 5.2 hereof respecting sale of the Registrable Shares, or (iii) the inaccuracy of any representations made by any Selling Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to a Selling Investor prior to the pertinent sale or sales by such Selling Investor.

          (b) In the event of any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Investor severally and not jointly, with respect thereto will indemnify and hold harmless the Company, each of its directors, each of its officers who sign any Registration Statement covering any Registrable Shares and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Selling Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Selling Investor to comply with Section 5.2 hereof respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation made by such Selling Investor herein or (iii) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Investor expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed Registration Statement and each such controlling person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred, by the Company, each of its directors, each of its officers who signed such Registration Statement or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding the foregoing, no Selling Investor shall be liable pursuant to this Section 7.3(b) for an aggregate amount in excess of actual proceeds from the sale of his, her or its Registrable Shares.

          (c) Promptly after receipt by an indemnified party under this Section
     7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise to the extent it is not actually prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of the indemnifying party and the indemnified party in conducting the defense of any such action, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action and all other purchasers of Registrable Shares who may be parties to such action; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of such indemnified party and the positions or defenses of other indemnified parties or other purchasers in conducting the defense of any such action, the indemnified party shall have the right to select a separate counsel to assume such legal defenses) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnity agreements contained in
     Section 7.3(a) and (b) shall not apply to amounts paid in settlement of any action if such settlement is effected without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), or to amounts paid in settlement of any action if the indemnifying party is not fully released under such settlement from any claim or liability under such action.

          (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Investors from the sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Selling Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Selling Investors on the other shall be deemed to be in the same proportion as the amount paid by the Selling Investors to the Company pursuant to this Agreement for the Registrable Shares that were sold pursuant to any Registration Statement bears to the difference (the "Difference") between the amount the Selling Investors paid for such Registrable Shares and the amount received by the Selling Investors from the sale of such Registrable Shares. The relative fault of the Selling Investors shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Selling Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this
     Section 7.3, the Selling Investors shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Selling Investors have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8. IRA SERVICING AGENT

     8.1 The Company hereby appoints Pear Tree Partners, L.P. as the servicing agent (the "Servicing Agent") with respect to the Declaration of Administrative Feasibility to enable Retirement Accounts, Inc. and First Trust Corporation, the trustees of the self-directed individual retirement accounts (the "Trustees"), to administer the investment of the owners of such accounts (the "Owners") in the Securities. Each of the Owners has entered into an IRA Servicing Agreement (the "Servicing Agreement") with the Servicing Agent. The Company hereby acknowledges that the Servicing Agent may take all actions consistent with the directions of the Owners, and all other actions necessary or in furtherance of the Owners' instructions, pursuant to the Servicing Agreement and the Company agrees to cooperate with the Servicing Agent in connection with the Servicing Agent's functions under the Servicing Agreement and the Declaration of Administrative Feasibility. Notwithstanding the foregoing, the Company shall have no further obligations, responsibilities or liabilities to the Trustees or the Owners, and the Servicing Agent hereby indemnifies the Company from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Company in any way relating to or arising out of the Servicing Agent's performance of services to or for the benefit of the Trustees or the Owners under the Servicing Agreement and the Declaration of Administrative Feasibility.

     SECTION 9. NOTICES. Any notice required or permitted to be given to a party under this Agreement shall be made in writing at the address or facsimile number of the party specified below (or such other address or facsimile number as the party may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two
(2) business days after deposit of the notice with the courier:

                  if to the Company, to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile:  (781) 647-3939
                           Attention: Ron Zwanziger, President
                  with a copy to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile:  (781) 647-3939
                           Attention: General Counsel

                  and to:

                           Goodwin Procter LLP
                           Exchange Place
                           Boston, Massachusetts 02109
                           Facsimile:  (617) 523-1231
                           Attention: Scott F. Duggan, Esq.

if to the Investors, at their addresses as set forth on their respective signature pages to this Agreement.

                  with copies to:

                           U.S. Boston Capital Corporation
                           55 Old Bedford Road
                           Lincoln North
                           Lincoln, Massachusetts  01773
                           Facsimile: (617) 259-1166
                           Attention: Willard L. Umphrey

                  and to:

                           Foley Hoag
                           155 Seaport Boulevard
                           Boston, Massachusetts  02210
                           Attention:  Peter Rosenblum, Esq.
                           Facsimile: 617-832-7000

     SECTION 10. CHANGES. After the Closing, this Agreement may not be modified or amended, and no provision hereof may be waived, except pursuant to an instrument in writing, signed by (a) the Company and (b) the holders of greater than fifty percent (50%) of the aggregate principal amount outstanding under the Notes (or if there is no principal amount outstanding under the Notes, the aggregate number of shares issuable upon exercise of the Warrants, to the extent not previously exercised). Prior to the Closing, this Agreement may not be modified or amended, and no provision hereof may be waived, except pursuant to an instrument in writing, signed by (a) the Company and (b) the subscribers to greater than fifty percent (50%) of the Units then subscribed for.

     SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to its principles of conflicts of law. Any dispute arising out of or relating to this Agreement or the Securities shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Company and each of the Investors hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

     SECTION 15. ENTIRE AGREEMENT. This Agreement (including the attachments hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below as of the date first written above.



                                    *SEE SCHEDULE OF INVESTORS BELOW
---------------------               --------------------------------------------
Witness                             [Name of Investor]

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Address:
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    Telephone:
                                              ----------------------------------

                                    Facsimile:
                                              ----------------------------------

                                    Date:
                                         ---------------------------------------


                              UNITS TO BE PURCHASED

                                        Warrant to Purchase the
               Note in the Original       Number of shares of       Aggregate Purchase Price
 Number of     Principal Amount Set        Common Stock Set         in U.S. Dollars for Units
   Units           Forth Below                Forth Below                to be Purchased
----------     --------------------     -----------------------     -------------------------



Accepted and Agreed to by:

INVERNESS MEDICAL INNOVATIONS, INC.


By: /S/ ANTHONY J. BERNARDO
   --------------------------------------------------
   Name:  Anthony J. Bernardo
   Title: Vice President & Chief Operating Officer


Solely for the purposes of Sections 5.9 and 8 hereof, the undersigned has caused this Agreement to be executed by its duly authorized representative shown below as of the date first written above.

Accepted and Agreed to by:

PEAR TREE PARTNERS, L.P.



By: /S/ KATHRYN M. COLLINGS OR WILLARD L. UMPHREY
   ---------------------------------------------------
   Name:   Kathryn M. Collings or Willard L. Umphrey
   Title:  Manager, Pear Tree Partners Management, LLC,
           General Partner of Pear Tree Partners, L.P.

                                    EXHIBIT A



                              INTENTIONALLY OMITTED

                                    EXHIBIT B



                              Intentionally Omitted

                                    EXHIBIT C

The opinion of the Company's legal counsel shall address the following matters, as of the Closing Date:


     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own and operate its properties and assets and to carry on its business as described in the Annual Report on Form 10-K for the year ended December 31, 2001.

     2. Based upon your representations, warranties and covenants set forth in the Agreement and the representations, warranties and covenants of certain purchasers of other subordinated notes to be issued on or about the date hereof, the offer, issuance and sale of the Notes and the Warrants pursuant to the terms of the Transaction Agreements are exempt from registration under Securities Act.

     3. Except as contemplated by the Transaction Agreements, to our knowledge, no consent, approval or authorization of or designation, declaration or filing with any federal or Massachusetts governmental authority is required to be obtained or made by the Company for (i) the execution and delivery of the Transaction Agreements, (ii) the offer, sale or issuance of the Notes and Warrants, (iii) the exercise of the Warrants, or (iv) the consummation of any other transaction contemplated by the Transaction Agreements to occur at the Closing, with the exception of: (1) the filing of one or more Form Ds with the SEC, (2) the filing of appropriate notices with blue sky authorities, (3) the filing of one or more Registration Statements pursuant to the registration rights provisions contained in the Purchase Agreement, (4) the filing of an additional shares listing application with AMEX and (5) the disclosure of such transactions in periodic reports to be filed by the Company under the Securities Exchange Act of 1934, as amended.

     4. The Company has all requisite corporate power to execute and deliver the Transaction Agreements and to carry out all of its obligations thereunder, including the sale and issuance of the Notes, the Warrants, and the Warrant Shares upon exercise of the Warrants, in accordance with the terms of the Transaction Agreements.

     5. Each of the Transaction Agreements has been duly and validly authorized by all necessary corporate action, and has been executed and delivered by, and constitutes a valid and binding agreement of, the Company and is enforceable against the Company in accordance with its terms.

     6. The Notes and Warrants, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, will be validly issued, fully paid and nonassessable, and, upon issuance and payment therefor in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable.

     8. The execution and delivery of the Transaction Agreements by the Company, and the issuance of the Notes, the Warrants and the Warrant Shares issuable upon exercise of the Warrants, as contemplated by such documents (i) do not result in a violation by the Company of federal or Massachusetts law; or (ii) do not conflict, and will not (assuming no amendments to any of the following after the date hereof) conflict with or result in a breach or default by the Company of any of the terms or provisions of: (A) the Certificate of Incorporation or the Bylaws of the Company, or (B) to our knowledge, any existing federal or Massachusetts court order, judgment or decree applicable to the Company in existence on the date hereof.

                              Schedule of Investors

                                                                                                  AGGREGATE
                                                                                    NUMBER OF      PURCHASE
                                                                                    SHARES OF      PRICE IN
                                                                       ORIGINAL   COMMON STOCK    US DOLLARS
                                                                      PRINCIPAL  ACQUIRABLE UPON   FOR UNITS
                                                             NUMBER   AMOUNT OF   EXERCISE OF          TO
INVESTOR                                                    OF UNITS     NOTE        WARRANT       PURCHASED
Adele Zuckerman                                                  2     $100,000        800         $100,000
AJAC Partnership                                                 2     $100,000        800         $100,000
Alan D. Schreiber                                                8     $400,000      3,200         $400,000
Alan S. Fitz                                                     4     $200,000      1,600         $200,000
Ambrose Logging Co., Inc.                                        2     $100,000        800         $100,000
Andrea Zuckerman                                                 1      $50,000        400          $50,000
Anna and Erwin Klingsberg                                        1      $50,000        400          $50,000
Anthony J. Bernardo                                              2     $100,000        800         $100,000
Arthur Fertman, PSRP/RO                                          3     $150,000      1,200         $150,000
Barry S. Potter                                                  1      $50,000        400          $50,000
Beth Semel                                                       6     $300,000      2,400         $300,000
Brookside Institute for Psychotherapy Employees
Retirement Plan, Rhoda L. Marks, Trustee                         2     $100,000        800         $100,000
Bruce Levy, MPPP                                                 1      $50,000        400          $50,000
Bruce M. Male                                                    2     $100,000        800         $100,000
Bruce McPherson                                                  1      $50,000        400          $50,000
Bruce Osterling                                                  2     $100,000        800         $100,000
Carol J. Perlmutter, PSRP R/O                                    1      $50,000        400          $50,000
Carolyn Ellis                                                    2     $100,000        800         $100,000
Charles and Judith Huizenga, PSRP, Trustees                      1      $50,000        400          $50,000
Charles C. Orr                                                 1/2      $25,000        200          $25,000
Colin M. Peddie                                                  2     $100,000        800         $100,000
Crowe & Dunn Profit Sharing Retirement Plan FBO Leon J.
Dunn, III, Leo J. Dunn, III, Trustee                             1      $50,000        400          $50,000
DAC Associates Trust U/A/D 11/21/83 As Amended 7/01/02           4     $200,000      1,600         $200,000
David  H. Wegman                                                 3     $150,000      1,200         $150,000
David Cooper, Defined Ben.                                       2     $100,000        800         $100,000
David M. Link                                                    2     $100,000        800         $100,000
Dean M. Boylan, Jr.                                              1      $50,000        400          $50,000
Deborah Larrison and Dennis Larrison                             2     $100,000        800         $100,000
Derek C. Polonsky, MD and Cathie S. Ragovin, MD
PCPSRP, Derek C. Polonsky and Cathie S. Ragovin,
Trustees                                                         1      $50,000        400          $50,000
Dermatology Associates of Concord, Inc. Profit Sharing
Retirement Plan Terry Hadley Trustee                             6     $300,000      2,400         $300,000
Dinah Bodkin                                                     2     $100,000        800         $100,000
Dorairaju Thavaseelan                                           20   $1,000,000      8,000       $1,000,000
Douglas Alcaide                                                1/2      $25,000        200          $25,000
Dwight B. Richardson Testamentary Trust, Gary B.
Richardson TTEE                                                  1      $50,000        400          $50,000
Edward F. Eagan                                                  1      $50,000        400          $50,000
Edward F. Eagan, Trustee Edward F. Eagan Money
Purchase Pension Plan                                            8     $400,000      3,200         $400,000
Edward F. Parsons, MD PSRP A/C Edward F. Parsons (RO)
Edward F. Parsons, Trustee                                       1      $50,000        400          $50,000
Edwin A. Murray                                                  1      $50,000        400          $50,000

Edwin A. Murray, Jr. 1995 Trust U/A/D 6/27/95, Edwin A.
Murray, Jr. and Caroline D. Murray, TTEE                         1      $50,000        400          $50,000
Edwina O. and Charles T. Comiso Trust U/A DTD 1/26/96,
Edwina O. and Chalres T. Comiso, Trustees                        4     $200,000      1,600         $200,000
Ernest A. Carabillo Jr.                                          2     $100,000        800         $100,000
Everest Properties II, LLC Money Purchase Revision Plan
FBO Robert Kohorest                                              2     $100,000        800         $100,000
Faye Van Wert                                                    1      $50,000        400          $50,000
First Trust A83Corporation, Trustee FBO John Glode, Jr.
IRA+A133                                                         2     $100,000        800         $100,000
First Trust Corporation Trustee FBO Craig Zuckerman, IRA         2     $100,000        800         $100,000
First Trust Corporation Trustee FBO Donald Sherman IRA           6     $300,000      2,400         $300,000
First Trust Corporation Trustee FBO John F. Kain-IRA             1      $50,000        400          $50,000
First Trust Corporation Trustee FBO Suzanne Levine Friend
IRA                                                              1      $50,000        400          $50,000
First Trust Corporation, FBO Edward McCall, Jr. - IRA            1      $50,000        400          $50,000
First Trust Corporation, Trustee FBO Roy E. Kent - IRA           6     $300,000      2,400         $300,000
George Howell                                                    7     $350,000      2,800         $350,000
George Monter                                                    1      $50,000        400          $50,000
Gladys I. Dratch                                                 2     $100,000        800         $100,000
Glode Grandchildren Trust, Willian Glode, Trustee                2     $100,000        800         $100,000
Guy E. and Andrea G. Fincke                                      1      $50,000        400          $50,000
Ira B. Tager                                                   1/2      $25,000        200          $25,000
Jagat S. Sisodia                                                 2     $100,000        800         $100,000
James and Florence Harris                                      1/2      $25,000        200          $25,000
James F. and Diana H. Matthews                                   1      $50,000        400          $50,000
Jay Pearlstein                                                 1/2      $25,000        200          $25,000
JCS Systems, Inc. Profit Sharing Plan, Donna A. Johnson
and Richard Johnson, TTEE                                        1      $50,000        400          $50,000
Jeanne-Marie Boylan                                              2     $100,000        800         $100,000
Jennifer K. Coplon                                               1      $50,000        400          $50,000
Joel Smith and Janet Smith                                       5     $250,000      2,000         $250,000
John A. Hirst                                                    4     $200,000      1,600         $200,000
John B. Glode                                                    4     $200,000      1,600         $200,000
John F. Levy                                                    10     $500,000      4,000         $500,000
John T. Ridley                                                   1      $50,000        400          $50,000
Jonathan Adler                                                   2     $100,000        800         $100,000
Joseph H. Goldman and John Widly                                 1      $50,000        400          $50,000
Joseph W. Odlum, Jr.                                             2     $100,000        800         $100,000
Kankere T. Mahesh                                                1      $50,000        400          $50,000
Kathleen Eagan                                                   1      $50,000        400          $50,000
Lawrie W. Okurowski                                              4     $200,000      1,600         $200,000
LeRoy Schecter                                                  10     $500,000      4,000         $500,000
Leslie Boden, Money Purchse Pension Plan, Leslie I. Boden
and Jidth A. Yanof, Trustees                                     2     $100,000        800         $100,000
Lexington Medical Associates, Inc. MPPP/ PSRP Transfer
accts., Richard Zangara, Trustee                                 5     $250,000      2,000         $250,000
Linda Fialkoff                                                 1/2      $25,000        200          $25,000
Lisa T. Dolan 2001 Revocable Trust U/A DTD 1/30/01, Lisa
T. Dolan, Trustee                                                2     $100,000        800         $100,000
Lorraine Woodrow                                                 1      $50,000        400          $50,000
Lowell Anesthesiology, PSRP                                      4     $200,000      1,600         $200,000
Machelle M. Seibel                                               2     $100,000        800         $100,000
Margaret Hixon                                                   6     $300,000      2,400         $300,000

Maria Wood                                                       2     $100,000        800         $100,000
Marie Michelle McCarthy                                          2     $100,000        800         $100,000
Mark and Sandra Parent                                           4     $200,000      1,600         $200,000
Mark Tannenbaum                                                  1      $50,000        400          $50,000
Mary Picott                                                      1      $50,000        400          $50,000
Mary Young                                                       1      $50,000        400          $50,000
Matthews Living Trust UTA dated 03/11/99, Richard N.
Matthews and Valerie Matthews, Trustees                          4     $200,000      1,600         $200,000
Merrill G. Liteplo                                               1      $50,000        400          $50,000
Michael A. Ervolini and Carol A. Facella                         2     $100,000        800         $100,000
Michael Pugliese                                                 1      $50,000        400          $50,000
Michael Singer                                                   1      $50,000        400          $50,000
Ming C. Lash                                                     3     $150,000      1,200         $150,000
Mitchel B. Craner, Esq. Profit Sharing Plan U/A
1/15/85, Mitchell Craner, Trustee                                1      $50,000        400          $50,000
Nicolas J. Kaufman, Productions, Money Purchase Pension
Nicolas Kaufman, Trustee                                         1      $50,000        400          $50,000
Norman Schecter                                                  8     $400,000      3,200         $400,000
Patricia Alcaide                                               1/2      $25,000        200          $25,000
Patrick and Linda M. Latcham                                     1      $50,000        400          $50,000
Paul S. Van Wallegham                                            1      $50,000        400          $50,000
Peter A. Lemay                                                  10     $500,000      4,000         $500,000
Peter L. Geller                                                  2     $100,000        800         $100,000
Ralph Freidin                                                    7     $350,000      2,800         $350,000
Raymond L. Page, PSRP                                            2     $100,000        800         $100,000
Retirement Accounts, Inc., Trustee FBO Allen A. Mitchell
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Arnold R. Soslow
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO David S. Thorpe
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Doris O. Wong IRA         2     $100,000        800         $100,000
Retirement Accounts, Inc., Trustee FBO Edward Tober IRA          1      $50,000        400          $50,000
                                                                    ------------                ------------
Retirement Accounts, Inc., Trustee FBO Kenneth DeMay
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Mary R. Scott IRA         2     $100,000        800         $100,000
Retirement Accounts, Inc., Trustee FBO Michael Wiedman
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Peter D. Kliem IRA        4     $200,000      1,600         $200,000
Retirement Accounts, Inc., Trustee FBO Peter T. Koch IRA         1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Seymour Saltzman
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO Thomas Puschak
IRA                                                              1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee FBO William K. Durr IRA       4     $200,000      1,600         $200,000
Retirement Accounts, Inc., Trustee Inc. FBO Charles P.
Giersch IRA                                                      1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee Inc. FBO Gerald McCue         1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee Inc. FBO Harry
Kaloustian                                                       1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee Inc. FBO Vincent
DeAngelis                                                        1      $50,000        400          $50,000
Retirement Accounts, Inc., Trustee Inc., FBO Allan M.
Greenspan IRA                                                    4     $200,000       1600         $200,000
Richard and Brenda Albright                                      1      $50,000        400          $50,000
Richard and Jennifer Russell                                     2     $100,000        800         $100,000
Robert and Anastassiya Sherman                                 1/2      $25,000        200          $25,000

Robert G. Ayres                                                  1      $50,000        400          $50,000
Robert G. Stewart, Profit Sharing Trust, Robert G. Stewart,
Trustee                                                        1/2      $25,000        200          $25,000
Robert Lotz                                                      1      $50,000        400          $50,000
Robert M. Armstrong                                              1      $50,000        400          $50,000
Rolf and Claire Ketelaar                                       1/2      $25,000        200          $25,000
Zwanziger Family Ventures, LLC                                  23   $1,150,000      9,200       $1,150,000
Roy E. Kent Revocable Trust, DTD 08/08/98, Roy E. Kent
Trustee                                                          3     $150,000      1,200         $150,000
Salomon Smith Barney IRA Rollover Custodian FBO
Bernard Mandler IRA                                              1      $50,000        400          $50,000
Samuel D. Osherson Self-Employed Retirement Plan,
Samuel Osherson, Trustee                                         1      $50,000        400          $50,000
Sara A. Sherman 2002 Trust, Leon Okurowski, Trustee              1      $50,000        400          $50,000
Sara Sherman                                                     1      $50,000        400          $50,000
Sharon Seibel                                                    2     $100,000        800         $100,000
Stephen S. Hilzenrath, Profit Sharing Retirement Plan,
Stephen S. Hilzenrath, Trustee                                   2     $100,000        800         $100,000
Steven Krugman, Money Purchase Pension Plan, Steven
Krugman, Trustee                                                 2     $100,000        800         $100,000
Steven M. Peltzman                                               2     $100,000        800         $100,000
Sue Beth Mazer                                                   2     $100,000        800         $100,000
Susan Ham Todd 1998 Revocable Trust DTD 04/24/98,
Susan Ham Todd, Trustee                                          2     $100,000        800         $100,000
Tallman Eye Associates PC, PSRP, Carter Tallman, TTEE            5     $250,000      2,000         $250,000
The Cardiovascular Specialists, LCC MPPP FBO David
Urbach, Thomas Sbarra Trustee                                    1      $50,000        400          $50,000
The Cardiovascular Specialists, LLC MPPP FBO Thomas
Sbarra, Thomas Sbarra Trustee                                    1      $50,000        400          $50,000
Thomas C. King                                                   3     $150,000      1,200         $150,000
Thomas Winters and Lori Mandler                                  1      $50,000        400          $50,000
US Boston Corp. PSRP U/A DTD 10/1/84, Leon Okurowski,
Trustee A/C Leon Okurowski                                       4     $200,000      1,600         $200,000
Vito R.S.Cardone                                                 4     $200,000      1,600         $200,000
W. Andrew Bodkin                                                 2     $100,000        800         $100,000
Walker Shields, MPPP                                             1      $50,000        400          $50,000
Willard L. Umphrey Revocable 1996 Revocable Trust U/A/D
03/26/96, Willard L. Umphrey Trustee                            20   $1,000,000      8,000       $1,000,000
William Pieranunzi, III, Money Purchase Pension Plan,
William Pieranunzi, III, Trustee                                 2     $100,000        800         $100,000
                                                                                                 20,000,000
